VELA FUNDS

(the “Trust”)

Supplement dated February 23, 2026

to the Statement of Additional Information (“SAI”)

dated January 30, 2026

This Supplement updates and supersedes any contrary information contained in the SAI. Effective immediately, the SAI is amended as follows:

In the subsection entitled “Trustee Compensation” within the section entitled “Management of the Trust” on page 24 of the SAI, the second paragraph in this subsection is deleted in its entirety and replaced with the following:

Each Independent Trustee receives for services to the Trust, a $30,000 annual retainer. In addition, the Chairperson of the Audit Committee, for serving as Chairperson of the Audit Committee receives a quarterly retainer of $2,500. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. The Trust’s officers are not compensated by the Trust.

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This supplement provides new information beyond that contained in the SAI, dated January 30, 2026, and should be read in conjunction with the SAI. The SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

Please retain this supplement for future reference.

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